UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2004

Dot Hill Systems Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-13317	13-3460176
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6305 El Camino Real, Carlsbad, California		92009
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 931-5500

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report.)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release of Dot Hill Systems Corp. dated July 28, 2004.

Item 12. Results of Operations and Financial Condition.

On July 28, 2004, we announced financial results for the quarter ended June 30, 2004 in the earnings release attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement of other document pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOT HILL SYSTEMS CORP.

	By:	/s/ Preston Romm
Preston Romm Chief Financial Officer, Vice President, Finance, Secretary and Treasurer

Date: July 28, 2004

INDEX TO EXHIBITS

99.1	Press release of Dot Hill Systems Corp. dated July 28, 2004.